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                                                                     EXHIBIT 24


                               POWERS OF ATTORNEY

                  DIRECTORS OF FIRST NATIONAL BANCSHARES, INC.


     Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Francis I. duPont, III and Glen W. Fausset, or either one of them, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of First National Bancshares, Inc., a Florida corporation (the "Company"), to a Registration Statement on Form S-4 registering under the Securities Act of 1933, common stock to be issued in connection with the acquisition of First National Bank of Manatee, and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Bradenton, Florida, this 30th day of July, 1998.



  /s/ Francis I. duPont, III             /s/ Glen W. Fausset
-------------------------------------  ---------------------------------
Francis I. duPont, III, Director       Glen W. Fausset, Director

  /s/ Beverly Beall                      /s/ Robert G. Blalock
-------------------------------------  ---------------------------------
Beverly Beall, Director                Robert G. Blalock, Director

  /s/ Allen J. Butler                    /s/ Rosemary C. Carlson
-------------------------------------  ---------------------------------
Allen J. Butler, Director              Rosemary C. Carlson, Director

  /s/ Stephen J. Korcheck                /s/ William J. Thompson
-------------------------------------  ---------------------------------
Stephen J. Korcheck, Ph. D., Director  William J. Thompson, Director

  /s/ Raymond A. Weigel, III             /s/ Dan C. Zoller
-------------------------------------  ---------------------------------
Raymond A. Weigel, III, Director       Dan C. Zoller, Director